UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                  March 7, 2007
                                 --------------
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


              000-50796                                  16-1171179
              ---------                                  ----------
       (Commission File Number)               (IRS Employer Identification No.)

           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

                  The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition" and Item 7.01, "Regulation FD Disclosure."
            On March 7, 2007, Standard Parking Corporation issued a press release setting forth its fourth quarter and fiscal 2006 earnings. A copy of SPC's press release is attached hereto as Exhibit 99 and is hereby incorporated by reference.


Exhibit Index

99         Press release, dated March 7, 2007, issued by
           Standard Parking Corporation

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  STANDARD PARKING CORPORATION



Date:  March 7, 2007                              By: /s/ G. MARC BAUMANN
                                                     ---------------------------
                                                      G. Marc Baumann,
                                                      Chief Financial Officer